STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT ("Agreement") is dated as of April 14, 2004, and is executed by and between UCAP INCORPORATED, a Colorado corporation (the "Pledgor"), and ABSOLUTE RETURN EUROPE FUND, LTD. ("ARE") and FLORIAN HOMM ("Homm") (ARE and Homm, collectively, the "Pledgee").

      WHEREAS, as security for a promissory note of even date herewith (the "Promissory Note") between United Capital Mortgage Corporation, an Arkansas corporation and wholly-owned subsidiary of Pledgor ("UCMC"), and Pledgee, which was issued in connection with a Revolving Line of Credit Loan Agreement in the Maximum Amount of $2,000,000 (the "Loan Agreement"), Pledgor has agreed to pledge to Pledgee all of the issued and outstanding capital stock of UCMC (the "UCMC Stock");

      WHEREAS, on January 14, 2004, Pledgor and ARE entered into a Convertible Promissory Note in the original principal amount of $1,000,000, which matured on February 13, 2004 (the "Convertible Note");

      WHEREAS, Pledgor is currently in default of the Convertible Note, and ARE has agreed to extend the maturity date of the Convertible Note to December 31, 2004, in further consideration of the pledge of the UCMC Stock; and

      WHEREAS, pursuant to the specific terms and provisions of this Agreement, Pledgor desires to pledge to Pledgee all of the UCMC Stock to secure the performance of Pledgor's obligations under the Promissory Note, Loan Agreement and Convertible Note.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      Section 1. PLEDGE.

            (a) As collateral security for the prompt payment and performance in full of the Obligations (as defined below), the Pledgor hereby pledges, hypothecates, assigns, transfers, sells, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest (whether direct or indirect) in and to the following (collectively, the "Pledged Collateral"): (i) the UCMC Stock, including any UCMC Stock issued as dividends or as the result of any reclassification, split up or other corporate reorganization, (ii) any cash, dividends, additional shares or other securities of any kind or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the foregoing, and (iii) any and all products and proceeds of any of the foregoing and all other rights, titles, interests, powers, privileges and preferences pertaining to the foregoing (any cash proceeds shall be held in trust for Pledgee and upon request shall be delivered immediately to Pledgee).

      (b) The UCMC Stock will be delivered to Greenberg Traurig, LLP at The Forum, 3290 Northside Parkway, N.W., Suite 400, Atlanta, Georgia 30327 to be held on behalf of Pledgee and will be accompanied by duly executed stock powers in blank and by such other instruments or documents as the Pledgee or its counsel may reasonably request. All other property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Agreement will be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee or its counsel may reasonably request. To further evidence the pledge and security interest herein contemplated, the Pledgor hereby agrees to endorse to the order of and deliver to the Pledgee all of the Pledged Collateral. The Pledgor authorizes the Pledgee to take any or all of the following actions with respect to any Pledged Collateral as the Pledgee deems necessary to perfect the security interest and pledge created by this Agreement: (i) register in the name of the Pledgee any Pledged Collateral not issued in certificated form; (ii) endorse in the name of the Pledgee any Pledged Collateral issued in certificated form;
(iii) confirm to the name of the Pledgee the existence of the security interest in and to any such Pledged Collateral created hereby and acknowledged in any electronic or book ledger the existence of such security interest in and to any such Pledged Collateral; and (iv) by book or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Pledgee.

            (c) Without limiting any of the rights of the Pledgee contained in this Agreement, the Pledgor agrees to take all such actions as may be reasonably desirable or necessary in order to perfect and maintain the perfection and priority security interest granted to the Pledgee by this Agreement.

      Section 2. OBLIGATIONS SECURED. This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the following (collectively, the "Obligations"): (a) the due and punctual payment of all amounts (whether principal, interest or otherwise) due or to become due under the terms and provisions of the Promissory Note, Loan Agreement and Convertible Note; (b) the due and punctual payment of any costs or expenses incurred by the Pledgee in connection with the realization of the security provided pursuant to this Agreement and any costs and expenses of any proceedings to which this Agreement may give rise; and (c) the due and punctual performance of the Pledgor's obligations to the Pledgee hereunder.

            Section 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor hereby represents, warrants and covenants, and will be deemed to have represented, warranted and covenanted as of the date of any delivery of any Pledged Collateral hereunder, to the Pledgee as follows: that (a) except for the rights granted herein to the Pledgee, the Pledgor is the sole legal, equitable and beneficial owner of the Pledged Collateral, holds the same free and clear of all liens, charges, encumbrances and security interests (or any other type of preferential arrangement) of every kind and nature and will make no assignment, pledge, mortgage, hypothecation or other transfer (or any other type of preferential arrangement) of nor permit any such lien or encumbrance (or any other type of preferential arrangement) of any kind to exist with respect to the Pledged Collateral; (b) the Pledgor has the legal right and authority to pledge the Pledged Collateral in the manner contemplated hereby and the Pledgor hereby covenants that Pledgor will defend its title thereto against the claims of all persons whomsoever (other than Pledgee); (c) the pledge of the Pledged Collateral is effective to, and creates a valid first-priority perfected security interest in all right, title and interest of the Pledgor in the Pledged


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Collateral; (e) there are no restrictions on the transferability of the Pledged
Collateral, except as expressly provided and stated in the Security Shares; and
(f) the UCMC Stock is validly issued, fully paid and non-assessable.

      Section 4. ADDITIONAL SHARES OF PLEDGED COLLATERAL. The Pledgor agrees that, until all of the Obligations have been paid and performed in full and otherwise satisfied, any Pledged Collateral in the form of additional shares of the UCMC Stock at any time issued to the Pledgor will be immediately delivered to the Pledgee as additional Pledged Collateral and will be subject to the terms and conditions of this Agreement.

      Section 5. VOTING RIGHTS: DIVIDENDS, ETC. Subject to the other terms and provisions of this Agreement, during the term of this Agreement the Pledgor will be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the UCMC Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a material adverse effect on the value of the UCMC Stock or any part thereof.

      Section 6. PLEDGEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby constitutes and appoints the Pledgee the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument or other document which the Pledgee may reasonably deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest which shall be exercisable upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, the Pledgee will have the right, with full power of substitution either in the Pledgee's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee.

      Section 7. EVENT OF DEFAULT DEFINED. For purposes of this Agreement, the following shall constitute events of default hereunder (each referred to as an "Event of Default"):

            (a) the failure of or Pledgor to pay or otherwise perform any of the Obligations;


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            (b) any default under the Loan Agreement, Promissory Note or the
Convertible Note;

            (c) any attempt by the Pledgor, from and after the date hereof, to encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein;

            (d) if all or part of the Pledged Collateral is attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress;

            (e) any failure by the Pledgor to pay prior to delinquency all taxes and assessments upon any of the Pledged Collateral; or

            (f) the Pledgor's failure to comply with any other term, covenant or condition contained in this Agreement which continues beyond five days after receipt of written notice of such failure from the Pledgee.

      Section 8. REMEDIES IN CASE OF EVENT OF DEFAULT. If an Event of Default occurs and continues for a period in excess of ten (10) days after written notice to the Pledgor, Pledgee will be entitled to exercise all of the rights, powers and remedies vested in it by this Agreement, and now or hereafter existing at law or in equity or by statute (including, without limitation, the Uniform Commercial Code of Colorado) or otherwise for the protection and enforcement of its rights with respect to the Pledged Collateral; and Pledgor hereby irrevocably appoints and constitutes Pledgee as Pledgor's attorney-in-fact, coupled with an interest and with full power of substitution, to exercise any or all of the following rights, powers and remedies:

            (a) to receive all amounts, if any, payable with respect to the Pledged Collateral otherwise payable to Pledgor under Section 5;

            (b) to endorse and transfer all or any part of the Pledged Collateral into Pledgee's name or the name of its nominee and to cause new certificates to be issued in the name of Pledgee or of such nominee;

            (c) to vote all or any part of the Pledged Collateral, whether or not transferred into the name of Pledgee, and to give all proxies, consents, waivers and ratifications with respect to the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

            (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, to the fullest extent permitted by law, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived by Pledgor to the fullest extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine.


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

Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledged Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Pledged Collateral free from any such right or equity of redemption.

      Section 9. PLEDGOR'S OBLIGATIONS ABSOLUTE. The obligations of Pledgor under this Agreement will be absolute and unconditional and will remain in full force and effect without regard to, and will not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to any instrument or document executed in connection with or as security for the Promissory Note, Loan Agreement, Convertible Note or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or with respect to this Agreement, the Promissory Note, Loan Agreement, Convertible Note or any exercise or non-exercise of any right, remedy, power or privilege under or with respect to this Agreement, the Promissory Note, Loan Agreement or Convertible Note; (c) any furnishing of any additional security to Pledgee or any acceptance thereof or any release of any security or guaranty by Pledgee;
(d) any limitation on any party's liability or obligations under this Agreement, the Promissory Note, Loan Agreement or Convertible Note or the invalidity or unenforceability, in whole or in part, of this Agreement, the Promissory Note, Loan Agreement, Convertible Note or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Pledgor, or any action taken with respect to this Agreement or any of the Promissory Note, Loan Agreement or Convertible Note by any trustee or receiver, or by any court, in any such proceeding; whether or not Pledgor has notice or knowledge of any of the foregoing.

      Section 10. NON-PUBLIC SALE. If at any time Pledgee determines to sell all or any of the Pledged Collateral pursuant to Section 8 and the Pledged Collateral (or the part thereof to be sold) has not be effectively registered under the Securities Act of 1933, as then in effect, or any similar Federal or state law relating to the registration and sale of securities ("Securities Laws"), Pledgee may, in its sole discretion, sell the Pledged Collateral or part thereof through a private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that the Pledged Collateral may be lawfully sold without being registered under the Securities Laws. Without limiting the generality of the foregoing, Pledgee, in its sole discretion, may
(a) proceed to sell the Pledged Collateral or any part thereof through a non-public sale, whether or not a registration statement concerning such Pledged Collateral shall have been filed under the Securities Laws, (b) approach and negotiate with as few as one possible purchaser, and (c) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral and who satisfies such other conditions as at that time may be required in order for Pledgee to conduct a lawful non-public sale of such Pledged Collateral. In the event of any such non-public sale, Pledgee will be authorized to sell all or any part of the Pledged Collateral at a price that Pledgee, in its sole discretion, deems reasonable under the circumstances, notwithstanding the possibility that a higher price might be realized if the sale were deferred until after registration under the Securities Laws.


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      Section 11. APPLICATION OF PROCEEDS OF SALE AND CASH. The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee as follows:

            First: to the payment of all reasonable and actual costs and expenses incurred by the Pledgee in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for the Pledgee in connection herewith, and to the repayment of all advances made by the Pledgee hereunder for the account of the Pledgor, and the payment of all reasonable costs and expenses actually paid or incurred by the Pledgee in connection with the exercise of any right or remedy hereunder; and

            Second: to the payment in full of all Obligations.

Any amounts remaining after such application shall be promptly remitted to the Pledgor, its successors or assigns, or as otherwise provided by law. The Pledgor shall remain liable and will pay on demand any deficiency remaining unpaid after the foregoing application of proceeds, together with interest at the default rate set forth in the Promissory Note or Convertible Note, as applicable.

      Section 12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of the Pledgee hereunder, and as the Pledgee or its counsel may reasonably request, such instruments shall be in form and substance reasonably satisfactory to the Pledgee and its counsel, and that the Pledgor will do such further acts and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Pledgee its rights, power and remedies hereunder.

      Section 13. RETURN OF PLEDGED COLLATERAL. Upon payment in full and satisfaction of all Obligations, the Pledgee shall return to the Pledgor (or to whomsoever may be entitled thereto pursuant to the order of a court of competent jurisdiction) the Pledged Collateral and this Agreement will terminate.

      Section 14. NO WAIVER. No failure on the part of the Pledgee to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      Section 15. GOVERNING LAW; AMENDMENTS. This Agreement will in all respects be governed and construed in accordance with the laws of the State of Colorado without regard to the choice-of-law rules. This Agreement may not be amended or modified nor may any of the Pledged Collateral be released, except in a written instrument signed by all parties.

      Section 16. BINDING AGREEMENT; ASSIGNMENT; NOTICES. This Agreement, and the terms, covenants and conditions hereof, will be binding upon and inure to


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the benefit of the Pledgee and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgor and his heirs and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances. Any notice or communication to be given hereunder shall be given in accordance with the Loan Agreement.

      Section 17. HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

      Section 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which when taken together will constitute but one and the same instrument.

      Section 19. CONTINUING SECURITY INTEREST. This Agreement is intended to create a continuing security interest in the Pledged Collateral.

      Section 20. WAIVER OF PRIOR DEFAULTS. Pledgee hereby waives any and all prior defaults with respect to the Convertible Note and agrees to (i) extend the Maturity Date of the Convertible Note to December 31, 2004, and (ii) allow all interest accrued at the Maturity Date to be due and payable two months after the Maturity Date.

                   [Balance of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of this day and year first written above.


                                    PLEDGOR:

                                    UCAP INCORPORATED



                                    By: /s/ Colleen Brewer
                                        ----------------------------------------
                                    Name: Colleen Brewer
                                    Title: Chief Financial Officer



                                    PLEDGEE:

                                    ABSOLUTE RETURN EUROPE FUND, LTD.



                                    By: /s/ Florian Homm
                                        ----------------------------------------
                                    Name: Florian Homm
                                    Title: Investment Advisor, Principal



                                    /s/ Florian Homm
                                        ----------------------------------------
                                    Florian Homm, Individually